Award Timing Disclosure	12 Months Ended
Jun. 29, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, nor does it time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing Method	The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, nor does it time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false